UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                             Washington,  D. C.  20549

                                     FORM 8-K/A

                             AMENDMENT TO CURRENT REPORT

Date of Report (Date of earliest event reported):          January 14, 1994


                                 3COM CORPORATION
              (Exact name of registrant as specified in its charter)

      California                     0-12867                    94-2605794
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                          Identification No.)

        5400 Bayfront Plaza                                      95052
      Santa Clara, California                                   (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code   (408) 764-5000



The undersigned registrant hereby amends the following items of its Current Reports dated January 14, 1994 and February 2, 1994 on Form 8-K as set forth in the pages attached hereto:

  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    3Com Corporation
                                                        (Registrant)


Dated:  March 30, 1994     By:  /s/Christopher B. Paisley
                                   Vice President Finance and
                                   Chief Financial Officer



3COM CORPORATION

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATI0N AND EXHIBITS

(a) Financial statements of Synernetics, Inc. for the years ended January 2, 1994 and January 3, 1993, are attached hereto and filed herewith as
     Exhibit 7.3.

(b) The attached unaudited pro forma condensed combining financial statements for the year ended May 31, 1993 and for the six months ended November 30, 1993 give effect to the acquisitions of Synernetics, Inc. and Centrum Communications, Inc., by 3Com Corporation accounted for on the purchase accounting basis. The pro forma condensed combining statements of operations assume that the acquisitions took place as of June 1, 1992, the beginning of the earliest period presented and combine 3Com's results of operations for the year ended May 31, 1993 and the six months ended November 30, 1993 with Synernetics' and Centrum's, respectively, results of operations for the year ended June 30, 1993 and six months ended January 2, 1994 and December 31, 1993, respectively. The unaudited pro forma condensed combining balance sheet combines 3Com's balance sheet as of May 31, 1993 with the Synernetics and Centrum balance sheets as of June 30, 1993, giving effect to the acquisitions as if they had occurred on May 31, 1993.

     The pro forma condensed combining financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisitions been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

     The pro forma condensed combining financial information should be read in conjunction with the historical consolidated financial statements and the related notes thereto of 3Com Corporation and Centrum Communications, Inc. previously filed and the historical financial statements and related notes thereto of Synernetics, Inc. included herein.

(c)  The following exhibits are attached hereto and filed herewith:

     7.3 Financial statements of Synernetics, Inc. for the years ended January 2, 1994 and January 3, 1993.

     7.4 Unaudited Pro Forma Condensed Combining Financial Statements of 3Com Corporation.


                       3COM CORPORATION

                       INDEX TO EXHIBITS





EXHIBIT            DOCUMENT

7.3                Financial Statements of Synernetics, Inc.
                   for the years ended January 2, 1994 and January 3, 1993

7.4 Unaudited Pro Forma Condensed Combining Financial Statements of 3Com Corporation